Exhibit 10.12

EXECUTION COPY

AMENDMENT NO. 1 TO

TRANSFER AND SERVICING AGREEMENT

THIS AMENDMENT NO. 1 TO TRANSFER AND SERVICING AGREEMENT, dated as of June 4, 2010 (this “Amendment”), is among World Financial Capital Credit Company, LLC, as transferor (the “Transferor”), World Financial Capital Bank, as servicer (the “Servicer”) and World Financial Capital Master Note Trust, as issuer (the “Issuer”).

BACKGROUND

WHEREAS, the Transferor, the Servicer and the Issuer are parties to a transfer and servicing agreement, dated as of September 29, 2008 (as the same may be amended, modified or supplemented from time to time, the “Transfer and Servicing Agreement”), among the parties thereto;

WHEREAS, the parties hereto desire to amend the Transfer and Servicing Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms defined in the Transfer and Servicing Agreement and used but not otherwise defined herein have the meanings given to them in the Transfer and Servicing Agreement.

SECTION 2. Amendments.

(a) Section 2.5(l) of the Transfer and Servicing Agreement is hereby amended by inserting the phrase “, to the extent such treatment would be consistent with GAAP”, after the words “for accounting purposes” where they appear in such section thereof.

(b) Section 2.6(e)(iv) of the Transfer and Servicing Agreement is hereby amended by deleting the words “Exhibit D-2” where they appear and substituting with the words “Exhibit D”.

SECTION 3. Representations and Warranties. In order to induce the parties hereto to enter into this Amendment, each of the parties hereto represents and warrants unto the other parties hereto as set forth in this Section 3:

(a) Due Authorization, Non Contravention, etc. The execution, delivery and performance by such party of the Amendment are within its powers, have been duly authorized by all necessary action, and do not (i) contravene its organizational documents; or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it; and

(b) Validity, etc. This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

Amendment No. 1 to
Transfer and Servicing Agreement

SECTION 4. Binding Effect; Ratification.

(a) This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) The Transfer and Servicing Agreement, as amended hereby, remains in full force and effect. Any reference to the Transfer and Servicing Agreement from and after the date hereof shall be deemed to refer to the Transfer and Servicing Agreement as amended hereby, unless otherwise expressly stated.

(c) Except as expressly amended hereby, the Transfer and Servicing Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5. Miscellaneous.

(a) THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d) Executed counterparts of this Amendment may be delivered electronically.

[SIGNATURE PAGE FOLLOWS]

2	Amendment No. 1 to
Transfer and Servicing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

WORLD FINANCIAL CAPITAL BANK,
as Servicer

By:	/s/ Marvin Corne
Name:	Marvin Corne
Title:	Chief Executive Officer and President

WORLD FINANCIAL CAPITAL CREDIT COMPANY, LLC, as Transferor

By:	/s/ Ronald C. Reed
Name:	Ronald C. Reed
Title:	Vice President and Treasurer

WORLD FINANCIAL CAPITAL MASTER NOTE TRUST, as Issuer

By:	BNY Mellon Trust of Delaware, not in its Individual capacity but solely as Owner
Trustee on behalf of Issuer

	By:	/s/ Kristin K. Gullo
	Name:	Kristin K. Gullo
	Title:	Vice President

Acknowledged and Accepted:

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Indenture Trustee

By:	/s/ Michelle Moeller
Name:	Michelle Moeller
Title:	Vice President

S-1	Amendment No. 1 to
Transfer and Servicing Agreement